Exhibit 99.1
Oasis Petroleum Inc. Announces Quarter and Year Ending December 31, 2021 Earnings
Houston, Texas — February 23, 2022 — Oasis Petroleum Inc. (NASDAQ: OAS) (“Oasis” or the “Company”) today announced financial and operating results for the quarter and year ending December 31, 2021. Fourth quarter and year end results are consistent with the update released on February 9, 2022.
4Q21 Operational and Financial Highlights:
•Produced 68.8 MBoepd in 4Q21 with oil volumes of 44.4 MBopd;
•E&P CapEx was $45.3MM in 4Q21 and $168.2MM in FY21;
•Net cash provided by operating activities was $269.4MM, net income was $225.9MM and net income from continuing operations was $188.2MM;
•Adjusted EBITDA from continuing operations(1) was $200.8MM and Adjusted Free Cash Flow(1) was $148.5MM;
•Received distribution of $19.0MM from OMP on November 29th ;
•Pro forma net debt was $67.9MM as of December 31, 2021, including $160.0MM of cash received for the OMP merger with Crestwood, which closed on February 1, 2022. No amounts were drawn under the revolving credit facility ($900MM borrowing base; $450MM of elected commitments);
•Increased base dividend 17% to $0.585/share ($2.34/share annualized) on February 9, 2022. The base dividend will be paid on March 4, 2022 to shareholders of record as of February 21, 2022;
•Completed $100MM share repurchase program.
(1) Non-GAAP financial measure. See “Non-GAAP Financial Measures” below for a reconciliation to the most directly comparable financial measures under United States generally accepted accounting principles (“GAAP”).
The following table presents select operational and financial data for the fourth quarter and year end 2021. Metrics reflect the Company’s continuing operations and exclude amounts reported as discontinued operations due to the OMP merger. This presentation is consistent with the E&P-only metrics historically reported and is also consistent with disclosures in the Company’s investor presentation, which can be found on the Company’s website (www.oasispetroleum.com).

Metric	FY21 Actual	4Q21 Actual	4Q21 Preliminary
Production (MBoe/d)	58.0	68.8	68.8
Production (Mbbl/d)	37.0	44.4	44.4
Differential to NYMEX WTI ($ per Bbl)	$0.70	$0.24	$0.23-$0.33
Adjusted natural gas realization ($ over NYMEX)(1)	$1.41	$2.45	$2.40-$2.50
LOE ($ per Boe)	$9.63	$9.10	$9.05-$9.15
E&P GPT ($ per Boe)(1)	$3.83	$3.40	$3.35-$3.45
Cash G&A ($MM)(1)(2)	$46.2	$10.3	$10.2-$10.4
Production taxes (% of oil and adjusted gas revenues)	6.6%	6.3%	6.3%-6.4%
E&P & Other CapEx	$170.5	$45.9	$45.0-$47.0
Cash Interest ($MM)(1)	$19.2	$7.0	$6.9-$7.1
Cash taxes ($MM)	$—	$—	$—
___________________
(1)Adjusted Gas Revenues, E&P GPT, Cash G&A and Cash Interest are all non-GAAP financial measures. See “Non-GAAP Financial Measures” below for a reconciliation to the most directly comparable financial measures under GAAP. During 2021, for the purposes of non-GAAP disclosures and forward-looking guidance, Oasis made certain non-GAAP downward adjustments to natural gas revenues and gathering, processing and transportation (“GPT”) expenses to reflect the gathering and processing charges charged by OMP as if they were recorded as a reduction to natural gas revenues rather than GPT expenses, resulting in lower adjusted natural gas realizations and E&P GPT. Due to the sale of OMP, these non-GAAP adjustments will no longer be made going forward in 2022. These non-GAAP adjustments did not impact overall profit margins.
(2)4Q21 includes non-recurring items related to the Crestwood transaction. Adjusting for these items, Cash G&A would have been $9.3MM.

Select Operational and Financial Data
The following table presents select operational and financial data from continuing operations, unless otherwise noted, for the periods presented:

	3Q21	4Q21	FY21
Production data:
Crude oil (Bopd)	31,896	44,422	36,955
Natural gas (Mcfpd)	119,448	146,196	126,459
Total production (Boepd)	51,804	68,788	58,032
Percent crude oil	61.6%	64.6%	63.7%
Average sales prices:
Crude oil, without derivative settlements ($ per Bbl)	$70.12	$76.37	$67.49
Differential to NYMEX WTI ($ per Bbl)	0.43	0.24	0.70
Crude oil, with derivative settlements ($ per Bbl)	43.81	52.11	48.55
Crude oil derivative settlements - net cash payments ($MM)	77.2	99.1	255.5
Natural gas, without derivative settlements ($ per Mcf)(1)	6.89	7.93	6.28
Natural gas, with derivative settlements ($ per Mcf)(1)	6.50	7.12	5.96
Natural gas derivative settlements - net cash payments ($MM)	4.3	11.0	14.7
Selected financial data ($MM):
Revenues:
Crude oil revenues	$205.7	$312.1	$910.4
Natural gas revenues	75.7	106.7	289.9
Purchased oil and gas sales	87.4	102.6	379.0
Other services revenues	0.1	0.1	0.7
Total revenues	$368.9	$521.5	$1,580.0
Net cash provided by operating activities(2)	$294.4	$269.4	$914.1
Non-GAAP financial measures:
Adjusted EBITDA	$116.4	$200.8	$550.7
Adjusted FCF	67.5	148.5	363.2
Select operating expenses:
Lease operating expenses	$44.9	$57.6	$203.9
GPT	30.0	31.7	122.6
Purchased oil and gas expenses	85.8	104.2	380.0
Production taxes	18.4	25.9	76.8
Depreciation, depletion and amortization	24.0	42.5	126.4
Total select operating expenses	$203.1	$261.9	$909.7
___________________
(1)Prices include the value for natural gas and natural gas liquids.
(2)Cash provided by operating activities was not recast for discontinued operations.

The Company recorded an income tax benefit from continuing operations of $1.0MM in FY21, resulting in an annual effective tax benefit of (0.3)%.
For 4Q21 and FY21, the Company reported net income from continuing operations of $188.2MM and $189.0MM, respectively, or $8.96 and $9.15 per diluted share, respectively. Excluding certain non-cash items and their tax effect, adjusted net income attributable to Oasis from continuing operations (non-GAAP) was $89.3MM, or $4.25 per diluted share, in 4Q21 and $196.4MM, or $9.52 per diluted share, in FY21.

Capital Expenditures
The following table presents the Company’s total capital expenditures (“CapEx”) by category for the periods presented:

	1Q21	2Q21	3Q21	4Q21	FY21
CapEx ($MM):
E&P	$28.6	$52.4	$41.9	$45.3	$168.2
Other(1)	0.4	0.6	0.7	0.6	2.3
Total E&P and other	29.0	53.0	42.6	45.9	170.5
Acquisitions	—	74.5	—	511.5	586.0
Total CapEx from continuing operations	29.0	127.5	42.6	557.4	756.5
Discontinued operations(2)	0.3	13.4	16.1	19.3	49.1
Total CapEx	$29.3	$140.9	$58.7	$576.7	$805.6
___________________
(1)Includes capitalized interest of $0.5MM for 4Q21 and $2.1MM for FY21.
(2)Represents capital expenditures attributable to the Company’s midstream assets that were classified as discontinued operations.
Balance Sheet and Liquidity
The following table presents key balance sheet statistics and liquidity metrics from continuing operations as of December 31, 2021 (in millions):

December 31, 2021
Revolving credit facility(1)	$450.0

Revolver borrowings	$—
Senior notes	400.0
Total debt	$400.0

Cash and cash equivalents	$172.1
Letters of credit	2.4
Liquidity	$619.7
___________________
(1)$900MM borrowing base and $450MM of elected commitments.

Contact:
Oasis Petroleum Inc.
Danny Brown, Chief Executive Officer
Michael H. Lou, Chief Financial Officer and Executive Vice President
Bob Bakanauskas, Director, Investor Relations
(281) 404-9600
ir@oasispetroleum.com
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, derivative instruments, capital expenditure levels and other guidance included in this press release, as well as the impact of the novel coronavirus 2019 ("COVID-19") pandemic on the Company's operations. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized, the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of Crestwood to successfully integrate OMP's operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, changes in crude oil and natural gas prices, developments in the global economy, particularly the public health crisis related to the COVID-19 pandemic and the adverse impact thereof on demand for crude oil and natural gas, the outcome of government policies and actions, including actions taken to address the COVID-19 pandemic and to maintain the functioning of national and global economies and markets, the impact of Company actions to protect the health and safety of employees, vendors, customers, and communities, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, the ability to realize the anticipated benefits from the Williston Basin acquisition and Permian Basin divestitures, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company's ability to access them, the proximity to and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Company's business and other important factors that could cause actual results to differ materially from those projected as described in the Company's reports filed with the U.S. Securities and Exchange Commission. Additionally, the unprecedented nature of the COVID-19 pandemic and the related decline of the oil and gas exploration and production industry may make it particularly difficult to identify risks or predict the degree to which identified risks will impact the Company's business and financial condition. Because considerable uncertainty exists with respect to the future pace and extent of a global economic recovery from the effects of the COVID-19 pandemic, the Company cannot predict whether or when crude oil production and economic activities will return to normalized levels.
Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
About Oasis Petroleum Inc.
Oasis Petroleum Inc. is an independent exploration and production company with quality and sustainable long-lived assets in the Williston Basin. The Company is uniquely positioned with a best-in-class balance sheet and is focused on rigorous capital discipline and generating free cash flow by operating efficiently, safely and responsibly to develop its unconventional onshore oil-rich resources in the continental United States. For more information, please visit the Company's website at www.oasispetroleum.com.

Oasis Petroleum Inc.
Consolidated Balance Sheets (Unaudited)

	December 31,
	2021	2020

	(In thousands, except share data)
ASSETS
Current assets
Cash and cash equivalents	$172,114	$10,709
Restricted cash	—	4,370
Accounts receivable, net	377,202	202,240
Inventory	28,956	21,624
Prepaid expenses	6,016	5,815
Derivative instruments	—	467
Other current assets	1,836	78
Current assets held for sale	1,029,318	26,314
Total current assets	1,615,442	271,617
Property, plant and equipment
Oil and gas properties (successful efforts method)	1,395,837	810,604
Other property and equipment	48,981	51,505
Less: accumulated depreciation, depletion and amortization	(124,386)	(14,284)
Total property, plant and equipment, net	1,320,432	847,825
Derivative instruments	44,865	—
Long-term inventory	17,510	14,522
Operating right-of-use assets	15,782	4,440
Other assets	12,756	18,329
Non-current assets held for sale	—	1,002,304
Total assets	$3,026,787	$2,159,037

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$2,136	$2,562
Revenues and production taxes payable	270,306	144,865
Accrued liabilities	150,674	108,142
Accrued interest payable	2,150	620
Derivative instruments	89,447	56,944
Advances from joint interest partners	1,892	2,723
Current operating lease liabilities	7,893	1,662
Other current liabilities	1,046	1,604
Current liabilities held for sale	699,653	22,109
Total current liabilities	1,225,197	341,231
Long-term debt	392,524	260,000
Deferred income taxes	7	984
Asset retirement obligations	57,604	45,532
Derivative instruments	115,282	37,614
Operating lease liabilities	6,724	1,629
Other liabilities	7,876	3,557
Non-current liabilities held for sale	—	455,751
Total liabilities	1,805,214	1,146,298
Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value: 60,000,000 shares authorized; 20,147,199 shares issued and 19,276,181 shares outstanding at December 31, 2021 and 20,093,017 shares issued and 20,093,017 shares outstanding at December 31, 2020	200	200
Treasury stock, at cost: 871,018 shares at December 31, 2021 and no shares at December 31, 2020	(100,000)	—
Additional paid-in capital	863,010	965,654
Retained earnings (accumulated deficit)	269,690	(49,912)
Oasis share of stockholders’ equity	1,032,900	915,942
Non-controlling interests	188,673	96,797
Total stockholders’ equity	1,221,573	1,012,739
Total liabilities and stockholders’ equity	$3,026,787	$2,159,037

Oasis Petroleum Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands, except share data)

	Successor				Predecessor
	Three Months Ended
	December 31, 2021	September 30, 2021	Year Ended December 31, 2021	Period from November 20, 2020 through December 31, 2020	Period from January 1, 2020 through November 19, 2020

Revenues
Oil and gas revenues	$418,799	$281,473	$1,200,256	$86,145	$601,510
Purchased oil and gas sales	102,633	87,382	378,983	20,633	237,111
Other services revenues	145	121	687	215	6,836
Total revenues	521,577	368,976	1,579,926	106,993	845,457
Operating expenses
Lease operating expenses	57,560	44,889	203,933	22,517	160,406
Other services expenses	—	26	47	—	6,658
Gathering, processing and transportation expenses	31,694	30,028	122,614	13,198	117,884
Purchased oil and gas expenses	104,183	85,828	379,972	20,278	229,056
Production taxes	25,902	18,445	76,835	5,938	45,439
Depreciation, depletion and amortization	42,459	23,975	126,436	13,789	271,002
Exploration expenses	823	263	2,760	—	2,748
Rig termination	—	—	—	—	1,279
Impairment	—	—	3	—	4,825,530
General and administrative expenses	19,188	20,088	80,688	14,803	144,700
Litigation settlement			—	—	22,750
Total operating expenses	281,809	223,542	993,288	90,523	5,827,452
Gain (loss) on sale of properties	(5,667)	5,405	222,806	11	10,396
Operating income (loss)	234,101	150,839	809,444	16,481	(4,971,599)
Other income (expense)
Net gain (loss) on derivative instruments	(39,298)	(101,790)	(589,641)	(84,615)	233,565
Interest expense, net of capitalized interest	(7,361)	(7,156)	(30,806)	(2,020)	(141,836)
Gain on extinguishment of debt	—	—	—	—	83,867
Reorganization items, net	—	—	—	—	665,916
Other income (expense)	(215)	(139)	(1,010)	(401)	1,271
Total other income (expense), net	(46,874)	(109,085)	(621,457)	(87,036)	842,783
Income (loss) from continuing operations before income taxes	187,227	41,754	187,987	(70,555)	(4,128,816)
Income tax benefit	973	—	973	3,447	262,962
Net income (loss) from continuing operations	188,200	41,754	188,960	(67,108)	(3,865,854)
Income from discontinued operations attributable to Oasis, net of income tax	29,682	30,196	130,642	17,196	225,526
Net income (loss) attributable to Oasis	$217,882	$71,950	$319,602	$(49,912)	$(3,640,328)
Earnings (loss) attributable to Oasis per share:

Basic from continuing operations	$9.67	$2.11	$9.55	$(3.36)	$(12.17)
Basic from discontinued operations	1.53	1.52	6.60	0.86	0.71
Basic total	$11.20	$3.63	$16.15	$(2.50)	$(11.46)
Diluted from continuing operations	$8.96	$2.01	$9.15	$(3.36)	$(12.17)
Diluted from discontinued operations	1.41	1.45	6.33	0.86	0.71
Diluted total	$10.37	$3.46	$15.48	$(2.50)	$(11.46)
Weighted average shares outstanding:
Basic	19,457	19,812	19,792	19,991	317,644
Diluted	21,007	20,786	20,648	19,991	317,644

Oasis Petroleum Inc.
Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Successor		Predecessor
	Year Ended December 31, 2021	Period from November 20, 2020 through December 31, 2020	Period from January 1, 2020 through November 19, 2020

Cash flows from operating activities:
Net income (loss) including non-controlling interests	$355,298	$(45,962)	$(3,724,611)
Adjustments to reconcile net income (loss) including non-controlling interests to net cash provided by operating activities:
Depreciation, depletion and amortization	158,304	16,094	291,115
Gain on extinguishment of debt	—	—	(83,867)
Gain on sale of properties	(222,806)	(11)	(10,396)
Impairment	5	—	4,937,143
Deferred income taxes	(977)	(3,447)	(262,926)
Derivative instruments	589,641	84,615	(233,565)
Equity-based compensation expenses	15,476	270	31,315
Non-cash reorganization items, net	—	—	(809,036)
Deferred financing costs amortization and other	12,992	6,824	41,811
Working capital and other changes:
Change in accounts receivable, net	(184,605)	68,322	96,436
Change in inventory	2,168	1,902	(4,005)
Change in prepaid expenses	5,605	(2,976)	1,674
Change in accounts payable, interest payable and accrued liabilities	184,517	(24,573)	(62,694)
Change in other assets and liabilities, net	(1,482)	(5,803)	(5,458)
Net cash provided by operating activities	914,136	95,255	202,936
Cash flows from investing activities:
Capital expenditures	(212,820)	(9,805)	(332,007)
Acquisitions	(590,097)	—	—
Proceeds from sale of properties	376,081	—	15,188
Costs related to sale of properties	(2,926)	—	—
Derivative settlements	(270,118)	(76)	224,416
Derivative modifications	(220,889)	—	—
Net cash used in investing activities	(920,769)	(9,881)	(92,403)
Cash flows from financing activities:
Proceeds from revolving credit facilities	399,500	29,000	686,189
Principal payments on revolving credit facilities	(906,500)	(114,500)	(686,189)
Repurchase of senior unsecured notes	—	—	(68,060)
Proceeds from issuance of senior unsecured notes	850,000	—	—
Deferred financing costs	(22,251)	—	(7,260)
Debtor-in-possession credit facility fees	—	—	(5,853)
Proceeds from issuance of OMP common units, net of offering costs	86,467	—	—
Common control transaction costs	(5,675)	—	—
Purchases of treasury stock	(100,000)	—	(2,756)
Dividends paid	(111,905)	—	—
Distributions to non-controlling interests	(28,720)	—	(24,080)
Payments on finance lease liabilities	(1,161)	(202)	(1,989)
Proceeds from warrants exercised	1,435	—	—
Net cash provided by (used in) financing activities	161,190	(85,702)	(109,998)
Increase (decrease) in cash, cash equivalents and restricted cash	154,557	(328)	535
Cash, cash equivalents and restricted cash:
Beginning of period	20,226	20,554	20,019
End of period	$174,783	$20,226	$20,554

Non-GAAP Financial Measures
Adjusted Gas Revenues
The Company defines Adjusted Gas Revenues as natural gas revenues less benefits from intercompany midstream services related to natural gas gathering and processing services. Adjusted Gas Revenues is not a measure of natural gas revenues as determined by GAAP. Management believes that the presentation of Adjusted Gas Revenues provides useful additional information to investors and analysts to evaluate the natural gas revenues derived from the Company’s E&P business. This non-GAAP measure is intended to provide investors and analysts an indication of the natural gas revenues the Company would receive if fees charged from midstream service providers were recorded as a reduction to natural gas revenues rather than as GPT expenses.
The following table presents a reconciliation of the GAAP financial measure of natural gas revenues to the non-GAAP financial measure of Adjusted Gas Revenues for the periods presented (in thousands):

	Successor				Predecessor
	Three Months Ended December 31, 2021	Three Months Ended September 30, 2021	Year Ended December 31, 2021	Period from November 20, 2020 through December 31, 2020	Period from January 1, 2020 through November 19, 2020

Natural gas revenues	$106,696	$75,742	$289,875	$17,070	$78,698
Intercompany impacts from midstream segment	(10,200)	(11,773)	(43,069)	(3,440)	(30,824)
Adjusted Gas Revenues	$96,496	$63,969	$246,806	$13,630	$47,874
Cash GPT and E&P GPT
The Company defines Cash GPT as total GPT expenses less non-cash valuation charges on pipeline imbalances. The Company defines E&P GPT as Cash GPT less benefits from intercompany midstream services related to natural gas gathering and processing services. Cash GPT and E&P GPT are not measures of GPT expenses as determined by GAAP. Management believes that the presentation of Cash GPT and E&P GPT provide useful additional information to investors and analysts to assess the cash costs incurred to market and transport the Company’s commodities from the wellhead to delivery points for sale without regard to the change in value of its pipeline imbalances, which vary monthly based on commodity prices, and with the fees charged from midstream service providers presented as if they were recorded as a reduction to natural gas revenues rather than as GPT expenses.
The following table presents a reconciliation of the GAAP financial measure of GPT expenses to the non-GAAP financial measures of Cash GPT and E&P GPT for the periods presented (in thousands):

	Successor				Predecessor
	Three Months Ended December 31, 2021	Three Months Ended September 30, 2021	Year Ended December 31, 2021	Period from November 20, 2020 through December 31, 2020	Period from January 1, 2020 through November 19, 2020

GPT	$31,694	$30,028	$122,614	$13,198	$117,884
Pipeline imbalances	15	547	1,670	189	(1,346)
Cash GPT	$31,709	$30,575	$124,284	$13,387	$116,538
Intercompany impacts from midstream segment	(10,200)	(11,773)	(43,069)	(3,440)	(30,824)
E&P GPT	$21,509	$18,802	$81,215	$9,947	$85,714

Cash G&A
The Company defines Cash G&A as total G&A expenses less G&A expenses from discontinued operations, non-cash equity-based compensation expenses, G&A expenses attributable to shared service allocations and other non-cash charges. Cash G&A is not a measure of G&A expenses as determined by GAAP. Management believes that the presentation of Cash G&A provides useful additional information to investors and analysts to assess the Company’s operating costs in comparison to peers without regard to the aforementioned charges, which can vary substantially from company to company.
The following table presents a reconciliation of the GAAP financial measure of G&A expenses to the non-GAAP financial measure of Cash G&A for the periods presented (in thousands):

	Successor				Predecessor
	Three Months Ended December 31, 2021	Three Months Ended September 30, 2021	Year Ended December 31, 2021	Period from November 20, 2020 through December 31, 2020	Period from January 1, 2020 through November 19, 2020

General and administrative expenses	$24,420	$19,514	$84,881	$14,224	$145,294
Less: general and administrative expenses from discontinued operations(1)	5,232	(574)	4,193	(579)	594
General and administrative expenses from continuing operations	19,188	20,088	80,688	14,803	144,700
Equity-based compensation expenses	(4,145)	(4,144)	(14,663)	—	(29,794)
G&A expenses attributable to shared services	(5,026)	(4,387)	(19,443)	(2,569)	(18,881)
Other non-cash adjustments	305	(1,025)	(371)	—	—
Cash G&A	$10,322	$10,532	$46,211	$12,234	$96,025
__________________
(1)Includes discontinued intercompany eliminations.
Cash Interest
The Company defines Cash Interest as interest expense less interest expense from discontinued operations plus capitalized interest less amortization and write-offs of deferred financing costs and debt discounts. Cash Interest is not a measure of interest expense as determined by GAAP. Management believes that the presentation of Cash Interest provides useful additional information to investors and analysts for assessing the interest charges incurred on the Company’s debt to finance its E&P activities, excluding non-cash amortization, and its ability to maintain compliance with its debt covenants.
The following table presents a reconciliation of the GAAP financial measure of interest expense to the non-GAAP financial measure of Cash Interest for the periods presented (in thousands):

	Successor				Predecessor
	Three Months Ended December 31, 2021	Three Months Ended September 30, 2021	Year Ended December 31, 2021(1)	Period from November 20, 2020 through December 31, 2020	Period from January 1, 2020 through November 19, 2020(2)

Interest expense	$18,331	$18,153	$67,751	$3,168	$181,484
Less: Interest expense from discontinued operations	10,970	10,997	36,945	1,148	39,648
Interest expense from continuing operations	7,361	7,156	30,806	2,020	141,836
Capitalized interest	537	578	2,077	128	6,106
Amortization of deferred financing costs	(934)	(825)	(13,727)	(152)	(6,865)
Amortization of debt discount	—	—	—	—	(8,317)
Cash Interest	$6,964	$6,909	$19,156	$1,996	$132,760
__________________
(1)Interest expense and interest expense from continuing operations include fees incurred for a bridge loan facility of $7.8MM.

(2)Interest expense, interest expense from continuing operations and Cash Interest include a specified default interest charge of $30.3MM related to the Company’s revolving credit facility. In addition, interest expense and interest expense from discontinued operations include a specified default interest charge related to OMP’s revolving credit facility of $28.0MM. These specified default interest charges were waived upon the Company’s emergence from bankruptcy on November 19, 2020.
Adjusted EBITDA and Adjusted Free Cash Flow
The Company defines Adjusted EBITDA as earnings (loss) before interest expense, income taxes, DD&A, exploration expenses and other similar non-cash or non-recurring charges. The Company defines Adjusted EBITDA from continuing operations as Adjusted EBITDA less Adjusted EBITDA from discontinued operations, plus distributions from OMP. The Company defines Adjusted Free Cash Flow as Adjusted EBITDA from continuing operations less Cash Interest and E&P and other capital expenditures (excluding capitalized interest and acquisition capital).
Adjusted EBITDA and Adjusted Free Cash Flow are not measures of net income (loss) or cash flows as determined by GAAP. Management believes that the presentation of Adjusted EBITDA and Adjusted Free Cash Flow provides useful additional information to investors and analysts for assessing the Company’s results of operations, financial performance, its ability to generate cash from business operations without regard to its financing methods or capital structure and the Company’s ability to maintain compliance with its debt covenants.
The following table presents reconciliations of the GAAP financial measures of net income (loss) including non-controlling interests and net cash provided by operating activities to the non-GAAP financial measures of Adjusted EBITDA and Adjusted Free Cash Flow for the periods presented (in thousands):

	Successor				Predecessor
	Three Months Ended
	December 31, 2021	September 30, 2021	Year Ended December 31, 2021	Period from November 20, 2020 through December 31, 2020	Period from January 1, 2020 through November 19, 2020

Net income (loss) including non-controlling interests	$225,923	$83,332	$355,298	$(45,962)	$(3,724,611)
(Gain) loss on sale of properties	5,667	(5,405)	(222,806)	(11)	(10,396)
Gain on extinguishment of debt	—	—	—	—	(83,867)
Net (gain) loss on derivative instruments	39,298	101,790	589,641	84,615	(233,565)
Derivative settlements	(110,100)	(81,443)	(270,118)	(76)	224,416
Interest expense, net of capitalized interest	18,331	18,153	67,751	3,168	181,484
Depreciation, depletion and amortization	45,723	33,623	158,304	16,094	291,115
Impairment	—	—	5	—	4,937,143
Rig termination	—	—	—	—	1,279
Exploration expenses	823	263	2,760	—	2,748
Equity-based compensation expenses	4,288	4,287	15,476	270	31,315
Litigation settlement	—	—	—	—	22,750
Reorganization items, net	—	—	—	—	(786,831)
Income tax benefit	(956)	—	(956)	(3,447)	(262,962)
Other non-cash adjustments	(42)	816	123	468	2,324
Adjusted EBITDA	228,955	155,416	695,478	55,119	592,342
Adjusted EBITDA from discontinued operations	(47,092)	(57,980)	(216,540)	(22,309)	(173,457)
Cash distributions from OMP and DevCo Interests	18,954	18,954	71,781	7,734	123,057
Adjusted EBITDA from continuing operations	200,817	116,390	550,719	40,544	541,942
Cash Interest	(6,964)	(6,909)	(19,156)	(1,996)	(132,760)

E&P and other capital expenditures	(45,891)	(42,551)	(170,466)	(15,018)	(201,075)
Midstream capital expenditures attributable to DevCo Interests	—	—	—	(1,173)	(6,147)
Capitalized interest	537	578	2,077	128	6,106
Adjusted Free Cash Flow	$148,499	$67,508	$363,174	$22,485	$208,066

Net cash provided by operating activities	$269,390	$294,383	$914,136	$95,255	$202,936
Derivative settlements	(110,100)	(81,443)	(270,118)	(76)	224,416
Interest expense, net of capitalized interest	18,331	18,153	67,751	3,168	181,484
Rig termination	—	—	—	—	1,279
Exploration expenses	823	263	2,760	—	2,748
Deferred financing costs amortization and other	5,818	(2,523)	(12,991)	(6,824)	(41,811)
Current tax (benefit) expense	21	—	21	—	(36)
Changes in working capital	44,714	(74,233)	(6,204)	(36,872)	(25,953)
Litigation settlement		—	—	—	22,750
Cash paid for reorganization items		—		—	22,205
Other non-cash adjustments	(42)	816	123	468	2,324
Adjusted EBITDA	228,955	155,416	695,478	55,119	592,342
Adjusted EBITDA from discontinued operations	(47,092)	(57,980)	(216,540)	(22,309)	(173,457)
Cash distributions from OMP and DevCo Interests	18,954	18,954	71,781	7,734	123,057
Adjusted EBITDA from continuing operations	200,817	116,390	550,719	40,544	541,942
Cash Interest	(6,964)	(6,909)	(19,156)	(1,996)	(132,760)
E&P and other capital expenditures	(45,891)	(42,551)	(170,466)	(15,018)	(201,075)
Midstream capital expenditures attributable to DevCo Interests	—	—	—	(1,173)	(6,147)
Capitalized interest	537	578	2,077	128	6,106
Adjusted Free Cash Flow	$148,499	$67,508	$363,174	$22,485	$208,066

Adjusted Net Income (Loss) Attributable to Oasis and Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share Reconciliations
Adjusted Net Income (Loss) Attributable to Oasis and Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted Net Income (Loss) Attributable to Oasis as net income (loss) after adjusting for (1) the impact of certain non-cash items, including non-cash changes in the fair value of derivative instruments, impairment, and other similar non-cash charges, or non-recurring items, (2) the impact of net income (loss) attributable to non-controlling interests, and (3) the non-cash and non-recurring items’ impact on taxes based on the Company’s effective tax rate applicable to those adjusting items in the same period. Adjusted Net Income (Loss) Attributable to Oasis is not a measure of net income (loss) as determined by GAAP. The Company defines Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share as Adjusted Net Income (Loss) Attributable to Oasis divided by diluted weighted average shares outstanding.
The following table presents reconciliations of the GAAP financial measure of net income (loss) attributable to Oasis to the non-GAAP financial measure of Adjusted Net Income (Loss) Attributable to Oasis and the GAAP financial measure of diluted earnings (loss) attributable to Oasis per share to the non-GAAP financial measure of Adjusted Diluted Earnings Attributable to Oasis Per Share for the periods presented (in thousands, except per share data):

	Successor				Predecessor
	Three Months Ended
	December 31, 2021	September 30, 2021	Year Ended December 31, 2021	Period from November 20, 2020 through December 31, 2020	Period from January 1, 2020 through November 19, 2020(1)

Net income (loss) attributable to Oasis	$217,882	$71,950	$319,602	$(49,912)	$(3,640,328)
(Gain) loss on sale of properties	5,667	(5,405)	(222,806)	(11)	(10,396)
Gain on extinguishment of debt	—	—	—	—	(83,867)
Net (gain) loss on derivative instruments	39,298	101,790	589,641	84,615	(233,565)
Derivative settlements	(110,100)	(81,443)	(270,118)	(76)	224,416
Impairment(1)	—	—	5	—	4,910,477
Additional interest charges(2)	—	—	—	—	49,206
Amortization of deferred financing costs(3)	1,240	1,072	15,339	277	7,476
Amortization of debt discount	—	—	—	—	8,317
Non-cash reorganization items, net	—	—	—	—	(799,942)
Litigation settlement	—	—	—	—	22,750
Other non-cash adjustments	(42)	816	122	468	2,324
Tax impact(4)	14,369	(4,177)	(24,565)	(20,167)	(968,987)
Other tax adjustments(5)	(48,985)	(18,857)	(78,569)	9,168	638,729
Adjusted net income attributable to Oasis	119,329	65,746	328,651	24,362	126,610
Less: Adjusted net income attributable to Oasis from discontinued operations	29,987	30,447	132,235	17,205	130,468
Adjusted net income attributable to Oasis from continuing operations	$89,342	$35,299	$196,416	$7,157	$(3,858)

Diluted earnings (loss) attributable to Oasis per share	$10.37	$3.46	$15.48	$(2.50)	$(11.46)
(Gain) loss on sale of properties	0.27	(0.26)	(10.79)	—	(0.03)
Gain on extinguishment of debt	—	—	—	—	(0.26)
Net (gain) loss on derivative instruments	1.87	4.90	28.56	4.23	(0.73)
Derivative settlements	(5.24)	(3.92)	(13.08)	—	0.71
Impairment(1)	—	—	—	—	15.43
Additional interest charges(2)	—	—	—	—	0.15
Amortization of deferred financing costs(3)	0.06	0.05	0.74	0.01	0.02
Amortization of debt discount	—	—	—	—	0.03
Non-cash reorganization items, net	—	—	—	—	(2.51)
Litigation settlement	—	—	—	—	0.07
Other non-cash adjustments	—	0.04	0.01	0.02	0.01
Tax impact(4)	0.68	(0.20)	(1.19)	(1.00)	(3.06)
Other tax adjustments(5)	(2.33)	(0.91)	(3.81)	0.46	2.01
Impact of diluted shares(6)	—	—	—	—	0.02
Adjusted Diluted Earnings Attributable to Oasis Per Share	5.68	3.16	15.92	1.22	0.40
Less: Adjusted Diluted Earnings From Discontinued Operations Attributable to Oasis Per Share	1.43	1.46	6.40	0.86	0.41
Adjusted Diluted Earnings From Continuing Operations Attributable to Oasis Per Share	$4.25	$1.70	$9.52	$0.36	$(0.01)

Diluted weighted average shares outstanding(6)	21,007	20,786	20,648	19,991	318,253

Effective tax rate applicable to adjustment items(4)	22.5%	24.8%	21.9%	23.7%	23.7%
___________________
(1)OMP impairment expense attributable to non-controlling interests of $26.7MM is excluded from impairment expense in the table above for the period from January 1, 2020 through November 19, 2020 (Predecessor).
(2)For the period from January 1, 2020 through November 19, 2020 (Predecessor), the Company incurred specified default interest charges of $30.3MM related to the Company’s revolving credit facility and $28.0MM related to OMP’s revolving credit facility. These specified default interest charges were waived upon the Company’s emergence from bankruptcy in November 2020.
(3)Excludes amortization of deferred financing costs attributable to non-controlling interests of $0.2MM and $0.7MM for the three months and year ended December 31, 2021 (Successor), respectively, $0.1MM for the three months ended September 30, 2021 (Successor) and $0.4MM for the period from January 1, 2020 through November 19, 2020 (Predecessor). The portion related to the period from November 20, 2020 through December 31, 2020 (Successor) was not material.
(4)The tax impact is computed utilizing the Company’s effective tax rate applicable to the adjustments for certain non-cash and non-recurring items.
(5)Other tax adjustments relate to the deferred tax asset valuation allowance, which is adjusted to reflect the tax impact of the other adjustments using an assumed effective tax rate that excludes its impact.
(6)For the period from January 1, 2020 through November 19, 2020 (Predecessor), the Company included the dilutive effect of unvested stock awards of 609,000 in computing Adjusted Diluted Earnings Attributable to Oasis Per Share, which were excluded from the GAAP calculation of diluted loss attributable to Oasis per share due to the anti-dilutive effect.